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                                                                   EXHIBIT 10.26

                         COMMON STOCK PURCHASE AGREEMENT

      THIS COMMON STOCK PURCHASE AGREEMENT (the "Agreement") is dated as of January 21, 2003, by and between SciClone Pharmaceuticals, Inc., a California corporation (the "Company"), and ___________________, with an address of __________________________ (the "Investor").

                              W I T N E S S E T H:

      WHEREAS, the Company desires to sell and issue to the Investor, and the Investor wishes to purchase from the Company, shares of the Company's Common Stock, no par value (the "Shares"), with the number of Shares determined as provided in Section 1.2 on the terms and conditions set forth herein.

      NOW, THEREFORE, in consideration of the foregoing premises and the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                        PURCHASE AND SALE OF COMMON STOCK

      Section 1.1 Purchase and Sale of Common Stock. Upon the following terms and conditions, the Company shall issue and sell the Shares to the Investor, and the Investor shall purchase the Shares from Company.

      Section 1.2 Purchase Price. The purchase price for the Shares shall be _________________ dollars ($_____________) (the "Aggregate Purchase Price"). The
number of Shares shall be equal to the Aggregate Purchase Price divided by the Per Share Price. The Per Share Price shall be equal to the average of the closing sale price as quoted on NASDAQ for the four (4) trading days through and including the Closing Date (as defined below).

      Section 1.3 The Closing. Unless otherwise agreed to by the Company and Investor, the closing of the purchase and sale of the Shares (the "Closing") shall take place on January 21, 2003, at 2:00 p.m. California time, at the Company's offices located at 901 Mariners Island Boulevard, San Mateo, California (the "Closing Date"). At the Closing, Investor shall deliver to the Company the Purchase Price for the Shares purchased by Investor hereunder by wire transfer in immediately available funds to an account designated in writing by the Company. Three days after Closing (upon determination of the number of Shares), the Company shall (i) deliver to Investor certificates, with the number of and denomination of such certificates as reasonably requested by Investor, representing the Shares purchased hereunder by Investor registered in the name of Investor or its nominee or (ii) shall deposit such Common Shares into accounts


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designated by Investor; at the Closing, Investor shall deliver to the Company the Aggregate Purchase Price for the Shares purchased by Investor hereunder by wire transfer in immediately available funds to an account designated in writing by the Company.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

         Section 2.1 Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to Investor as of the date hereof and as of the Closing Date:

            (a) Organization and Qualification. The Company is a corporation duly incorporated and existing in good standing under the laws of the State of California.

            (b) Authorization; Enforcement. (i) the Company has the requisite corporate power and authority to enter into and perform this Agreement and to issue the Shares in accordance with the terms hereof, (ii) the execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby, including the issuance of the Shares, have been duly authorized by all necessary corporate action, and no further consent or authorization of the Company or its board of directors (the "Board") or shareholders is required, and (iii) this Agreement constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of creditors' rights and remedies or by other equitable principles of general application.

            (c) Issuance of the Shares. The Shares are duly authorized and reserved for issuance and will, when issued, be validly issued, fully paid and non-assessable, free and clear of any and all liens, claims and encumbrances, other than securities law restrictive legends until the Shares can be sold without being registered with the United States Securities and Exchange Commission (the "SEC").

            (d) No Conflicts. The execution, delivery and performance of this Agreement and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not (i) result in a violation of the Company's organizational documents, or (ii) conflict with any material agreement, indenture or instrument to which the Company is a party, or (iii) result in a violation of any law, rule, regulation, or any order, judgment or decree of any court or governmental agency applicable to the Company. The Company is not required to obtain any consent or authorization of any U.S. governmental agency in order for it to perform its obligations under this Agreement.

      Section 2.2 Representations and Warranties of the Investor. Investor hereby makes the following representations and warranties to the Company as of the date hereof and on and as of the Closing Date:


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            (a) Authorization; Enforcement. (i) Investor has the requisite power and authority to enter into and perform this Agreement and to purchase the Shares being sold hereunder, (ii) the execution and delivery of this Agreement by Investor and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action, and (iii) this Agreement constitutes a valid and binding obligation of Investor, enforceable against Investor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of creditors' rights and remedies or by other equitable principles of general application.

            (b) No Conflicts. The execution, delivery and performance of this Agreement and the consummation by Investor of the transactions contemplated hereby and thereby do not and will not (i) result in a violation of Investor's organizational documents, or (ii) conflict with any material agreement, indenture or instrument to which Investor is a party, or (iii) result in a violation of any law, rule, regulation, or any order, judgment or decree of any court or governmental agency applicable to Investor. Investor is not required to obtain any consent or authorization of any governmental agency in order for it to perform its obligations under this Agreement.

            (c) Investment Representation. Investor is purchasing the Shares for its own account and not with a view to distribution in violation of any applicable securities laws. Investor has no present intention to sell the Shares and Investor has no present arrangement (whether or not legally binding) to sell the Shares to or through any person or entity.

                                  ARTICLE III

                            SHARE RESALE RESTRICTIONS

      Section 3.1 Share Resale Restrictions.

            (a) Restricted Securities. Investor will not make any sale, transfer or other disposition of the Shares during the one year following the date of this Agreement, and thereafter only if (i) such sale, transfer or other disposition is within the limitations of and in compliance with Rule 144 promulgated by the SEC under the Securities Act of 1933, as amended (the "Securities Act"), (ii) some other exemption from registration under the Securities Act is available with respect to any such proposed sale, transfer or other disposition of the Shares, or (iii) such distribution of Shares has been registered under the Securities Act.

            (b) Legend. Each certificate representing the Shares shall be stamped or otherwise imprinted with a legend substantially in the following form:

      THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED AND THE OTHER CONDITIONS SPECIFIED IN THE COMMON STOCK PURCHASE


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AGREEMENT DATED AS OF JANUARY 21, 2003 BETWEEN THE HOLDER OF THIS CERTIFICATE
AND SCICLONE PHARMACEUTICALS, INC.

      The Company agrees to reissue certificates representing the Shares without the legend set forth above at such time as (i) the Shares have been held for a period of one (1) year and (ii) the holder thereof is permitted to dispose of such Shares pursuant to Rule 144(k) under the Securities Act, or such Shares are sold to a purchaser or purchasers who (in the opinion of counsel to the seller or such purchaser(s), in form and substance reasonably satisfactory to the Company and its counsel) are able to dispose of such shares publicly without registration under the Securities Act.

            (c) Current Public Information. With a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of the Shares to the public without registration, Company agrees to use its reasonable best efforts to:

                  (i) Make and keep current public information available, as those terms are understood and defined in Rule 144 under the Securities Act, for at least the next twelve (12) months after the date of this Agreement;

                  (ii) File with the SEC in a timely manner all reports and other documents required of Company under the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and

                  (iii) Furnish to Investor forthwith upon request a written statement by Company as to its compliance with the conditions set forth in Rule 144(c), and the reporting requirements of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of Company, and such other reports and documents of Company and other information in the possession of or reasonably obtainable by Company as Investor may reasonably request in availing itself of any rule or regulation of the SEC allowing Investor to sell any of the Shares without registration.

                                   ARTICLE IV

                                  MISCELLANEOUS

      Section 4.1 Specific Enforcement; Consent to Jurisdiction.

            (a) The Company and Investor acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

            (b) The Company and Investor (i) hereby irrevocably submit to the exclusive jurisdiction of the United States District Court, the California State courts and other courts of the United States sitting in San Mateo County, California for the purposes of any suit, action or proceeding arising out of or relating to this Agreement and (ii) hereby waive, and agree not to


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assert in any such suit action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. The Company and Investor consent to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this paragraph shall affect or limit any right to serve process in any other manner permitted by law.

      Section 4.2 Entire Agreement; Amendment. This Agreement, contains the entire understanding of the parties with respect to the matters covered hereby and, except as specifically set forth herein, neither the Company nor Investor make any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by a written instrument signed by the party against whom enforcement of any such amendment or waiver is sought.

      Section 4.3 Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be effective upon actual receipt of such notice. The addresses for such communications shall be:

      to the Company:   SciClone Pharmaceuticals, Inc.
                        901 Mariner's Island Boulevard
                        San Mateo, California  94404
                        Fax:  (650) 358-3469
                        Attn:  Richard Waldron

      to Investor, then to the address set forth at the beginning of this Agreement.

Any party hereto may from time to time change its address for notices by giving at least ten (10) days written notice of such changed address to the other parties hereto.

      Section 4.4 Indemnity. Each party shall indemnify each other party against any loss, cost or damages (including reasonable attorney's fees but excluding consequential damages) incurred as a result of such parties' breach of any representation, warranty, covenant or agreement in this Agreement.

      Section 4.5 Waivers. No waiver by any party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

      Section 4.6 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

      Section 4.7 Successors and Assigns. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their successors and


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permitted assigns. The parties hereto may amend this Agreement without notice to or the consent of any third party. The Company and Investor may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the other party (which consent shall not be unreasonably withheld), except that the Company may assign this Agreement in connection with a merger, acquisition or the sale of all or substantially all of its assets provided that the Company is not released from any of its obligations hereunder, such assignee assumes all obligations of the Company hereunder, and appropriate adjustment of the provisions contained in this Agreement is made, in form and substance reasonably satisfactory to Investor, to place Investor in the same position as it would have been but for such assignment; and except further that upon 30 days prior written notice to the Company, the Investor may assign at any time this Agreement or any rights or obligations hereunder to any of Investor's Affiliates without the prior written consent of the Company. "Affiliate" means any person, firm or corporation which, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with the Investor. "Control" means the legal or beneficial ownership of 50% or more of the voting or equity interests or the power or right to direct the management and affairs of the business (including acting as the general partner of a limited partnership).

      Section 4.8 No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

      Section 4.9 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of California without regard to such state's principles of conflict of laws.

      Section 4.10 Survival. The representations and warranties and the agreements and covenants of the Company and Investor contained herein shall survive the Closing.

      Section 4.11 Execution. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement, it being understood that all parties need not sign the same counterpart.

      Section 4.12 Attorneys' Fees. Investor shall be entitled to recover from the Company the reasonable attorney's fees and expenses incurred by Investor in connection with enforcement by Investor of any obligation of the Company under this Agreement. Signatures may be transmitted by facsimile telecopier.


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         IN WITNESS WHEREOF, the parties hereto have caused this Common Stock
Purchase Agreement to be duly executed as of the date first above written.

                                   COMPANY:

                                   SCICLONE PHARMACEUTICALS, INC.


                                   By: _____________________________________
                                   Printed Name:  Donald R. Sellers
                                   Title:  President and Chief Executive Officer


                                   INVESTOR:


                                   By: _____________________________________

                                   Printed Name:____________________________

                                   Title: __________________________________


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